# *INVESTIndiana*

*September 9, 2010*

# *Forward-looking Statement Disclosure*

Except for historical information contained herein, the matters discussed in this document express "forward-looking statements." Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source's actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements.

# *Corporate Overview*

## $4.5 billion community bank with international reach

- Personal and business banking, specialty finance, leasing, investment management, trust & estate planning, insurance sales, and mortgage banking operations

- Founded in 1863, headquartered in South Bend, Indiana

- Market cap - $407 Million (8/27/10)



1st Source Corporation

# *1st Source Strategy*

- Deliver personalized, community banking to individuals, businesses and institutions within northern Indiana and southwestern Michigan through knowledgeable, local members of the community

- Diversify and add growth through our national and international specialty finance markets including aircraft, construction equipment, trucks, rental agency cars and environmental equipment



# *Locations*



- 76 Banking Centers
- 94 Twenty-four hour ATMs
- 22 Specialty Finance locations nationwide
- 7 1st Source Insurance offices
- 7 Trust & Wealth Management locations

1st Source Corporation

# Market Area



## Community Bank

| | |
|---|---|
| Deposits: | $3.1 Billion |
| Loans: | $1.6 Billion |

## Specialty Finance

| | |
|---|---|
| Deposits/Funding: | $0.5 Billion |
| Loans: | $1.5 Billion |

June 30, 2010

# *Business Mix*

| | | 6/30/10 |
|---|---|---|
|  | Personal Community Banking | $505 million |
|  | Business Community Banking | $1.1 billion |
|  | Specialty Finance | $1.5 billion |

# *Market Area*



SPECIALTY FINANCE GROUP LOCATIONS
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
OH
WV
VA
NC
SC
FL
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME
Lake Superior
Lake Huron
Lake Michigan
L. Ontario
L. Erie

# *Specialty Finance*



$596 million
$416 million
$309 million
$186 million
600
500
400
300
200
100
0
Aircraft Financing
Auto, Light Truck and Environmental Equipment
Construction Equipment
Medium and Heavy Duty Truck

6/30/2010

# Community Banking



Michigan
Indiana
Lake Michigan
Kalamazoo
St. Joseph
Stevensville
Dowagiac
Cass
Berrien
Niles
Granger
Elkhart
South Bend
Mishawaka
Michigan City
New Carlisle
Osceola
Dunlap
Middlebury
Portage
Chesterton
LaPorte
Goshen
La Grange
Steuben
Westville
North Liberty
Nappanee
Valparaiso
Walkerton
LaPaz
Bremen
Kouts
Porter
LaCrosse
Knox
Plymouth
Noble
DeKalb
Hebron
Argos
Warsaw
Allen
Starke
Marshall
Columbia City
Fort Wayne
Pulaski
Fulton
Kosciusko
New Haven
Winamac
Rochester
Whitley
Huntington
Miami
Wabash
Wells
White
Bluffton
Lafayette
Tippecanoe
Valparaiso
Central
Community
East
Fort Wayne
Lafayette
Kalamazoo

## 15 County Market

| | |
|---|---|
| Market HHs: | 620,498 |
| Clients: | 106,166 |
| Penetration: | 17.1% |
| Business: | 66,512 |
| Business Clients: | 18,016 |
| Penetration: | 27.1% |
| FDIC Deposits: | $3,590,578 |
| Market Share: | 13.4% |
| New Markets: | Kalamazoo<br>Lafayette |

June 30, 2009

# *Community Bank Industry*



Higher Education



Agriculture



Regional Medical Hub



Steel Production



Medical Devices



Distribution Hub



Auto Supply Mfg.



RV & Manufactured Housing

# Deposit Market Share



15-County Market
$(000)
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1st Source Bank
JPM Chase
PNC
Fifth Third
Lake City
TCU

Data as of 6/2009 – Highline Financial

# Market Share


For Sale

#1 market share in mortgage loans.

#1 provider of SBA* loans in northwest Indiana and southwest Michigan.


GRAND OPENING!

* Small Business Administration



#3 provider of loans for home improvement.

## Local Newspapers' Reader Polls


1st

- "Favorite Bank in Michiana Region" by readers of The South Bend Tribune for the 7th consecutive year, 2010
- "Best of Marshall County" by readers of The Plymouth Pilot, 2009
- "Best of the Best" by readers in southwestern Michigan, 2010 (Niles, Cassopolis, Edwardsburg, Dowagiac, etc)
- "Best of Starke County" by readers of The Starke County Reader, 2010

*Larry Lentych*

*Chief Financial Officer*

# *Balance Sheet Highlights*

| ($ Millions) | 12/31/09 | 6/30/10 | Change |
|---|---|---|---|
| Total Assets | $4,542.1 | $4,531.3 | (0.2)% |
| Total Loans & Leases | $3,093.2 | $3,131.7 | 1.2 % |
| Total Deposits | $3,652.5 | $3,609.6 | (1.2)% |
| Total Common Equity | $ 465.4 | $ 483.9 | 4.0 % |
| Total Common Equity to Assets | 10.3% | 10.7% | - |



1st Source Corporation

# *Second Quarter Earnings Highlights*

| | 2nd Quarter | | | Year-to-Date | | |
|---|---|---|---|---|---|---|
| | 2009 | 2010 | Change | 2009 | 2010 | Change |
| Net Income (000's) | $ 6,283 | $ 7,795 | 24.1% | $ 12,534 | $ 17,474 | 39.4% |
| EPCS (Diluted) | $ 0.19 | $ 0.25 | 31.6% | $ 0.39 | $ 0.57 | 46.2% |
| ROA | 0.56% | 0.69% | - | 0.56% | 0.78% | - |
| ROCE | 3.93% | 5.06% | - | 4.12% | 5.93% | - |

# *Net Interest Income*



Net Interest Income (FTE)
Net Interest Margin (FTE)
($MM)
(%)
40
35
30
25
20
15
10
4.5
4.0
3.5
3.0
2.5
34.03
34.26
34.24
31.64
32.84
33.03
34.49
35.78
37.11
3.38
3.34
3.30
3.03
3.11
3.15
3.27
3.50
3.57
2
3
4
1
2
3
4
1
2
2008
2009
2010

# Loan & Lease Quality

(% of Loans and Leases)



Nonperforming Assets
Net Charge-Offs Rolling Four Qtr Annual
Loan & Lease Loss Reserve
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.16
2.42
2.64
2.85
2.81
.83
1.30
2.48
3.15
2.71
.13
.11
.48
.72
.65
June
Dec
June
Dec
June
2008
2009
2010

1st Source Corporation

# Asset Quality – Net Charge-offs to Loans and Leases


3.00%
2.00%
1.00%
0.00%
.72%
.63%
2.49%
2.84%
1.88%
1.75%
2.34%
2.35%
1st Source
All FDIC Insured Institutions
$1 - $10B Institutions
FDIC Chicago Region
2009
2010 Q1
2009
2010 Q1
2009
2010 Q1
2009
2010 Q1

# Asset Quality – Noncurrent Assets plus OREO to Assets



4.00%
3.00%
2.00%
1.00%
0.00%
2.20%
2.14%
3.32%
3.43%
3.59%
3.69%
3.18%
3.22%
1st Source
All FDIC Insured Institutions
$1 - $10B Institutions
FDIC Chicago Region
2009 Q4
2010 Q1
2009 Q4
2010 Q1
2009 Q4
2010 Q1
2009 Q4
2010 Q1

1st Source Corporation

# *Noninterest Income*


20.37 12.38 30.23 20.55 22.71 20.26 22.02 20.92 20.60
Total Noninterest Income
($MM)
30
24
18
12
6
0
(1.07) (8.82) 10.75 (0.47) 0.43 0.72 1.01 0.88 0.09
Gains & Losses
3.55 3.25 3.71 3.75 3.43 3.04 3.93 4.15 4.07
Other Income
5.76 5.76 5.40 4.75 5.22 5.40 5.28 4.62 5.28
Deposit fees
5.76 6.29 6.43 6.15 6.40 6.35 6.86 6.75 6.67
Equipment Leasing
1.42 0.96 (0.50) 2.57 3.34 0.97 1.38 0.78 0.43
Mortgage Income
4.95 4.94 4.44 3.80 3.89 3.78 3.56 3.74 4.06
Trust Fees
2 3 4 1 2 3 4 1 2
2008
2009
2010

# *Diluted Net Income per Common Share*



$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1.63
1.65
0.43
0.82
1.08
1.46
1.72
1.28
1.37
1.05
0.79
0.52
0.39
0.72
0.57
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2009 ytd
2010 ytd

-------- : Preferred Stock Impact

# *Common Dividends per Share*



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.30
0.32
0.33
0.34
0.38
0.45
0.53
0.56
0.58
0.59
0.28
0.30
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Compound Growth Rate: 7.57%

1st Source Corporation

# Why Invest in 1st Source?

# *Why 1st Source?*

- Strongly capitalized

| | with TARP | Estimated without TARP |
|---|---|---|
| • Risk-based capital Tier 1 | 16.58% | 13.45% |
| • Risk-based capital – total | 17.87% | 14.74% |

- Stable credit quality, strongly reserved
  - 2.81% loan loss reserve
  - NPAs mainly collateralized
- Diversification of income mix
  - 37% of net revenue in fee income
- Diversification of product mix & geography
  - Asset generation capability



1st Source Corporation

# *Why 1st Source?*

- Dominant local market share
- Improving cost efficiencies
- Recently improving margins
- Historically consistent and growing dividend

# *Why 1st Source?*

- No sub-prime exposure
- No highly inflated real estate markets
- Majority of commercial real estate lending is owner occupied

# Why 1st Source?

## The Top 150 Performers

- # 8 – 2010 Bank Performance Scorecard
- *Bank Director Magazine*, banks over $3.0 billion
- Based on Profitability, Capital Adequacy, and Asset Quality
- Up from # 30 in 2009, # 43 in 2008 and # 65 in 2007

## Five-Star Rating from Bauer Financial

- Highest rating possible
- Based on capital ratio, profitability/loss trend, credit quality, CRA ratings, etc.

# Why 1st Source?

## 100 Most Trustworthy Public Companies

Forbes, April 2009

Selected out of 12,000 publicly traded companies

Recognized for transparent and conservative accounting practices, solid corporate governance and management, according to rankings compiled by Audit Integrity.

"These companies do not play games with revenue and expense recognition, or with asset valuation." Forbes 4/2/09



# *Contact Information*

- 1st Source common stock is traded on the NASDAQ Global Select Market under “SRCE”
- Website: www.1stsource.com
- Investor Relations:

  Melissa Collins

  574-235-2495



1st Source Corporation

Questions?